Supplement dated November 15, 2006
to Prospectus dated May 1, 2006
for
JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it.  You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

The “Principal Investment Strategies” section for the Value Portfolio on pg. 10 of the JPVF prospectus shall be deleted and replaced with the following:

The Value Portfolio invests at least 80% of its net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.  The portfolio focuses on investing its assets in the stock of companies that the sub-adviser believes are undervalued compared to their perceived worth (value companies).  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While the portfolio may invest its assets in companies of any size, the portfolio generally focuses on companies with large capitalizations.  The sub-adviser uses a bottom-up approach in buying and selling investments for the portfolio.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions.  Factors considered may include earnings, price, cash flows, and management ability.  Quantitative analysis of these and other factors may also be considered.

The Value Portfolio intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities, which have paid dividends or interest within the preceding 12 months.  However, the Portfolio may invest in securities not currently paying dividends where the Sub-Adviser anticipates that they will increase in value, and the Portfolio’s dividend distribution will vary and may be low.

In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities.  While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

The Credit Risk disclosure in the “Main Risk Factors” section for the Value Portfolio on pg. 10 of the JPVF prospectus shall be deleted in its entirety.

The disclosure pertaining to Massachusetts Financial Services Company in “The Sub-Advisers” section on pg. 37 of the JPVF prospectus shall be deleted and replaced with the following:

Massachusetts Financial Services Company

(High Yield Bond, Money Market & Value Portfolios)

Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is Sub-Adviser to the High Yield Bond, Money Market and Value Portfolios.  MFS is America’s oldest mutual fund organization.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Financial Inc.  MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.  Net assets under the management of the MFS organization were approximately $175 billion as of September 30, 2006.

The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and David P. Cole, each a Vice President of MFS.  These individuals have been portfolio managers of the series since:  Mr. Addeo – April 2004 and Mr. Cole – October 2006; and they have been employed in the MFS investment management area since:  Mr. Addeo – 1998 and Mr. Cole – 2004.  Prior to joining MFS, Mr. Cole was a High Yield Analyst at Franklin Templeton from 1999 – 2004.

MFS assumed subadvisory responsibility for the Value Portfolio effective November 15, 2006.  Credit Suisse Asset Management, LLC served as Sub-Adviser to the Value Portfolio through November 14, 2006.  The Value Portfolio is managed by a team of portfolio managers comprised of Nevin P. Chitkara and Steven R. Gorham.  Mr. Chitkara is a Vice President of MFS and has been employed in the investment management area of MFS since 1997.  He has been a portfolio manager of the series since November 2006.  Mr. Gorham is a Senior Vice President of MFS and has been employed in the investment management area of MFS since 1992.  He has been a portfolio manager of the series since November 2006.

Supplement dated November 15, 2006
to Statement of Additional Information dated May 1, 2006
for
JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the Statement of Additional Information (SAI) and, to the extent inconsistent, it supersedes it.  You should attach this supplement to the SAI and retain it with the SAI for future reference.

The SECONDARY INVESTMENT STRATEGIES section for the Value Portfolio on pages 9-10 of the SAI shall be deleted and replaced by the following:

The Value Portfolio invests its assets primarily in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities..

The Portfolio focuses on investing its assets in the stock of companies that the subadviser believes are undervalued compared to their perceived worth (value companies).  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Value Portfolio may also invest without limit for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

The Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by MFS, invest in and hold up to 20% of the Portfolio’s total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio’s investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments.

The Value Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Value Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

The prices of the securities purchased for the Value Portfolio will tend to fluctuate more than the prices of securities purchased by Portfolios that invest primarily in fixed income securities. As a result, the net asset value of the Value Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

The first paragraph in the section titled “Corporate Asset-Backed Securities” on page S-15 of the SAI, shall be deleted and replaced by the following:

The Growth Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Strategic Growth Portfolio, and the Value Portfolio may invest in corporate asset-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

The first paragraph in the section titled “Swap Transactions” on page S-25 of the SAI shall be deleted and replaced with the following:

The High Yield Bond Portfolio, Balanced Portfolio, Growth Portfolio, Capital Growth Portfolio and Value Portfolio may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

The Value Subadvisory fee table on page S-31 of the SAI shall be replaced with the following:

Value
First $250 Million	.40%
Next $250 Million	.35%
Over $500 Million	.325%

The section pertaining to Credit Suisse Asset Management under the “Portfolio Managers” section on pages 32-33 of the SAI shall be deleted in its entirety.  The section pertaining to Massachusetts Financial Services Company under the “Portfolio Managers” section on pages 40-41 of the SAI shall be deleted and replaced with the following:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and David P. Cole. Other accounts managed by Mr. Addeo as of September 30, 2006 are as follows:

	NUMBER OF	TOTAL
	ACCOUNTS	ASSETS
• registered investment companies	14	$4.7	B
• other pooled investment vehicles	3	$498.8	M
• other accounts	2	$529.7	M

Other accounts managed by Mr. Cole as of September 30, 2006 are as follows:

	NUMBER OF	TOTAL
	ACCOUNTS	ASSETS
• registered investment companies	11	$4.3	B
• other pooled investment vehicles	2	$231.9	M
• other accounts	0	0

As of September 30, 2006, Messrs. Addeo and Cole did not manage any accounts for which the advisory fee is based on performance.The Value Portfolio is managed by a team of portfolio managers comprised of Nevin P. Chitkara and Steven R. Gorham.  Other accounts managed by Mr. Chitkara and Mr. Gorham as of September 30, 2006 are as follows:

	NUMBER OF	TOTAL
	ACCOUNTS	ASSETS
• registered investment companies	21	$34.2	B
• other pooled investment vehicles	2	$1.1	B
• other accounts	23	$8.8	B

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

Portfolio manager total cash compensation is a combination of base salary and performance bonus. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below33%) than incentive compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

As of September 30, 2006, neither Mr. Addeo nor Mr. Cole beneficially owned any securities in the Jefferson Pilot Variable Fund, Inc.

As of September 30, 2006, neither Mr. Chitkara nor Mr. Gorham beneficially owned any securities in the Jefferson Pilot Variable Fund, Inc.